As filed with the U.S. Securities and Exchange Commission on July 2, 2026.
Registration No. 333-296909

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	7359 (Primary Standard Industrial Classification Code Number)	84-2704291 (I.R.S. Employer Identification No.)

5360 Legacy Drive, Building 2
Plano, Texas 75024
(833) 528-2785
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Orlando Zayas
Chief Executive Officer
Katapult Holdings, Inc.
5360 Legacy Drive, Building 2
Plano, Texas 75024
(833) 528-2785
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
John T. Owen Larry P. Medvinsky Morrison & Foerster LLP 250 W 55th Street New York, NY 10019 (212) 468-8000	Nicole Brookshire Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017 (212) 450-4000	Cal Smith Rob Leclerc Zack Davis King & Spalding LLP 1180 Peachtree Street NE Suite 1600 Atlanta, GA 30309 (404) 572-4600

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement is declared effective and upon consummation of the mergers described in the enclosed proxy statement/prospectus.
If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐
If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:
Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
Katapult Holdings, Inc. is filing this Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-296909), originally filed on June 18, 2026 (the “Registration Statement”), to file new Exhibit 10.78 and update the footnotes to Part II, Item 21 (Exhibits and Financial Statement Schedules) in the originally filed Registration Statement. Accordingly, this Amendment No. 1 consists only of the facing page, this explanatory note and Item 21 of Part II of the Registration Statement. The remainder of the Registration Statement is unchanged and has thus been omitted.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 21.   Exhibits and Financial Statement Schedules.
The following is a list of exhibits filed as part of this proxy statement/prospectus.
Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated as of December 11, 2025, by and among Katapult Holdings, Inc., a Delaware corporation, Katapult Merger Sub 1, Inc., a Delaware corporation and wholly owned indirect subsidiary of Katapult, Katapult Merger Sub 2, LLC, a Delaware limited liability company and wholly owned indirect subsidiary of Katapult, CCF Holdings LLC, a Delaware limited liability company, and Aaron’s Intermediate Holdco, Inc., a Delaware corporation (included as Annex A to the proxy statement/prospectus forming a part of this Registration Statement)
2.2*	First Amendment to Agreement and Plan of Merger, dated June 17, 2026, by and among Katapult Holdings, Inc., a Delaware corporation, Katapult Merger Sub 1, Inc., a Delaware corporation and wholly owned indirect subsidiary of Katapult, Katapult Merger Sub 2, LLC, a Delaware limited liability company and wholly owned indirect subsidiary of Katapult, CCF Holdings LLC, a Delaware limited liability company, and Aaron’s Intermediate Holdco, Inc., a Delaware corporation
2.3†	Agreement and Plan of Merger, dated as of December 18, 2020, by and among FinServ Acquisition Corp., a Delaware corporation, Keys Merger Sub 1, Inc., a Delaware corporation, Keys Merger Sub 2, LLC, a Delaware limited liability company, Katapult Holdings, Inc., a Delaware corporation, and Orlando Zayas, in his capacity as the representative of all Pre-Closing Holders (incorporated by reference to Exhibit 2.1 of Katapult’s Registration Statement on Form 8-K, filed with the SEC on December 21, 2020)
3.1	Second Amended and Restated Certificate of Incorporation of Katapult Holdings, Inc., dated June 9, 2021(incorporated by reference to Exhibit 3.1 of Katapult’s Current Report on Form 8-K, filed with the SEC on June 15, 2021)
3.2	Second Amended and Restated Bylaws of Katapult Holdings, Inc. (incorporated by reference to Exhibit 3.1 of Katapult’s Current Report on Form 8-K, filed with the SEC on December 28, 2023)
3.3	Certificate of Amendment to the Katapult Holdings, Inc. Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to Katapult Holdings, Inc. Current Report on Form 8-K, filed with the SEC on July 27, 2023)
3.4	Certificate of Designations of Series A Convertible Preferred Stock of Katapult Holdings, Inc. (incorporated by reference to Exhibit 3.1 to Katapult Holdings, Inc. Current Report on Form 8-K, filed with the SEC on November 3, 2025)
3.5	Certificate of Designations of Series B Convertible Preferred Stock of Katapult Holdings, Inc. (incorporated by reference to Exhibit 3.2 to Katapult Holdings, Inc. Current Report on Form 8-K, filed with the SEC on November 3, 2025)
4.1	Form of Common Stock Certificate of Katapult Holdings, Inc. (incorporated by reference to Exhibit 4.1 of Katapult’s Current Report on Form 8-K, filed with the SEC on June 15, 2021)
4.2	Form of Warrant Certificate of Katapult Holdings, Inc. (incorporated by reference to Exhibit 4.2 of Katapult’s Form 8-K, filed with the SEC on June 15, 2021)
4.3	Warrant Agreement, dated October 31, 2019, by and between FinServ Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K of FinServ Acquisition Corp. filed on November 6, 2019)

Exhibit No.	Description
4.4	Form of Warrant to Purchase Stock, dated as of June 12, 2025, issued by Katapult Holdings, Inc., to certain entities affiliated with Blue Owl Capital Inc. as holders (incorporated by reference to Exhibit 4.1 of Katapult’s Form 8-K, filed with the SEC on June 13, 2025)
5.1*	Opinion of Davis Polk & Wardwell LLP as to the legality of the shares being registered
8.1*	Tax Opinion of Morrison & Foerster LLP
8.2*	Tax Opinion of King & Spalding LLP
10.1	Amended and Restated Registration Rights Agreement, dated June 9, 2021, by and among Katapult Holdings, Inc. and certain stockholders of Katapult Holdings, Inc. (incorporated by reference to Exhibit 4.4 of Katapult’s Form 8-K, filed with the SEC on June 15, 2021)
10.2	Form of Subscription Agreement, dated as of December 18, 2020, by and between Katapult Holdings, Inc. and the Subscriber party thereto (incorporated by reference to Exhibit 10.3 of Katapult’s Form 8-K, filed with the SEC on December 21, 2020)
10.3^	Provider Agreement, dated November 24, 2020, by and between Wayfair LLC and Katapult Group, Inc. (incorporated by reference to Exhibit 10.11 to Amendment No. 2 to the Registration Statement on Form S-4 of FinServ Acquisition Corp. filed with the SEC on May 5, 2021)
10.4#	Amended and Restated Executive Employment Agreement, dated May 4, 2021, by and between Katapult Holdings, Inc. and Orlando Zayas (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to the Registration Statement on Form S-4 of FinServ Acquisition Corp. filed with the SEC on May 5, 2021)
10.5#	Amended and Restated Executive Employment Agreement, dated May 4, 2021, by and between Katapult Holdings, Inc. and Derek Medlin (incorporated by reference to Exhibit 10.14 to Amendment No. 2 to the Registration Statement on Form S-4 of FinServ Acquisition Corp. filed with the SEC on May 5, 2021)
10.6#	Amended and Restated Employment Agreement, by and between Katapult Holdings, Inc. and Chandra Chopra dated as of September 3, 2021 (incorporated by reference to Exhibit 10.7 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.7#	Amended and Restated Employment Agreement, by and between the Katapult Holdings, Inc. and Fangqui Sun dated as of September 3, 2021 (incorporated by reference to Exhibit 10.8 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.8#	Form of Indemnification Agreement by and between Katapult Holdings, Inc. and its directors and officers (incorporated by reference to Exhibit 10.2 of Katapult’s Form 8-K filed with the SEC on June 15, 2021)
10.9#	Katapult Holdings, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 filed with the SEC on August 16, 2021)
10.10#	Katapult Holdings, Inc. 2021 Equity Incentive Plan Amendment No. 1 (incorporated by reference to Annex A to the Proxy Statement for the 2023 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 25, 2023)
10.11#	Forms of Stock Option Grant Notice and Stock Option Agreement under the Katapult Holdings, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 99.2 to the Registration Statement on Form S-8 filed with the SEC on August 16, 2021)
10.12#	Form of Executive Officer Restricted Stock Unit Grant Notice and Unit Award Agreement under the Katapult Holdings, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.13 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)

Exhibit No.	Description
10.13#	Form of Non-Employee Director Restricted Stock Unit Grant Notice (Initial Award) under the Katapult Holdings, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.14 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.14#	Form of Non-Employee Director Restricted Stock Unit Grant Notice (Annual Award) under the Katapult Holdings, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.14 to the Annual Report on Form 10-K for the Year Ended December 31, 2022, filed with the SEC on March 9, 2023)
10.15#	Form of Non-Employee Director Restricted Stock Unit Award Agreement under the Katapult Holdings, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.16 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.16#	Cognical, Inc. 2014 Stock Incentive Plan (incorporated by reference to Exhibit 99.3 to the Registration Statement on Form S-8 filed with the SEC on August 16, 2021)
10.17#	Forms of Stock Option Grant Notice and Stock Option Agreement under 2014 Stock Incentive Plan (incorporated by reference to Exhibit 99.4 to the Registration Statement on Form S-8 filed with the SEC on August 16, 2021)
10.18#	Non-Employee Director Compensation Policy, as amended as of January 6, 2023 (incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K for the Year Ended December 31, 2022, filed with the SEC on March 9, 2023)
10.19#	Non-Employee Directors Deferred Compensation Plan, effective March 31, 2022 (incorporated by reference to Exhibit 10.22 to Katapult’s Post Effective Amendment No. 1 to the S-1, filed with the SEC on April 6, 2022)
10.20#	Employment Agreement by and between Katapult Holdings, Inc. and Nancy Walsh dated as of February 27, 2023 (incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K/A filed with the SEC on March 1, 2023)
10.21#	First Amendment to Employment Agreement by and between Katapult Holdings, Inc. and Nancy Walsh dated as of May 21, 2024 (incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K filed with the SEC on May 24, 2024)
10.22†	Loan and Security Agreement, dated as of May 14, 2019, by and among Katapult SPV-1 LLC, Cognical, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.20 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.23	First Amendment to Loan and Security Agreement, dated as of June 14, 2019, by and among Katapult SPV-1 LLC, Cognical, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.21 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.24	Second Amendment to Loan and Security Agreement, dated as of November 8, 2019, by and among Katapult SPV-1 LLC, Cognical, Inc., and Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.22 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.25	Third Amendment to Loan and Security Agreement, dated as of November 20, 2019, by and among Katapult SPV-1 LLC, Cognical, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.23 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.26	Fourth Amendment to Loan and Security Agreement, dated as of December 16, 2019, by and among Katapult SPV-1 LLC, Cognical, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.24 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)

Exhibit No.	Description
10.27	Fifth Amendment to Loan and Security Agreement, dated as of March 31, 2020, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.25 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.28	Sixth Amendment to Loan and Security Agreement, dated April 29, 2020, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.26 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.29	Seventh Amendment to Loan and Security Agreement, dated as of May 6, 2020, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.27 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.30	Eighth Amendment to Loan and Security Agreement, dated as of September 28, 2020, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.28 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.31†	Ninth Amendment and Joinder to Loan and Security Agreement and Consent, dated as of December 4, 2020, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.9 to Amendment No. 1 to the Registration Statement on Form S-4 of FinServ Acquisition Corp filed with the SEC on April 2, 2021)
10.32	Tenth Amendment and Joinder to Loan and Security Agreement and Consent, dated as of January 13, 2021, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to the Registration Statement on Form S-4 of FinServ Acquisition Corp. filed with the SEC on April 2, 2021)
10.33†	Eleventh Amendment and Joinder to Loan and Security Agreement and Consent, dated as of July 1, 2021, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.31 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.34†	Twelfth Amendment to Loan and Security Agreement, dated as of December 15, 2021, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Katapult Holdings, Inc. filed with the SEC on December 17, 2021)
10.35	Thirteenth Amendment to Loan and Security Agreement, dated as of March 14, 2022, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.33 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.36†	Fourteenth Amendment to Loan and Security Agreement, dated as of May 9, 2022, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.3 of Katapult’s Form 10-Q, filed with the SEC on May 10, 2022)
10.37†^	Fifteenth Amendment to Loan and Security Agreement, dated as of March 6, 2023, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.38 to the Annual Report on Form 10-K for the Year Ended December 31, 2022, filed with the SEC on March 9, 2023)

Exhibit No.	Description
10.38	Warrant to Purchase Stock, dated as of March 6, 2023, issued by Katapult Holdings, Inc., to Midtown Madison Management LLC as holder (incorporated by reference to Exhibit 10,39 to the Annual Report on Form 10-K for the Year Ended December 31, 2022, filed with the SEC on March 9, 2023)
10.39	Revolving Note, dated as of March 6, 2023, issued by Katapult SPV-1 LLC to Midtown Madison Management LLC (incorporated by reference to Exhibit 10.40 to the Annual Report on Form 10-K for the Year Ended December 31, 2022, filed with the SEC on March 9, 2023)
10.40	Amended and Restated Revolving Note, dated as of March 6, 2023, issued by Katapult SPV-1 LLC to Midtown Madison Management LLC as holder (incorporated by reference to Exhibit 10.41 to the Annual Report on Form 10-K for the Year Ended December 31, 2022, filed with the SEC on March 9, 2023)
10.41^	Limited Waiver and Sixteenth Amendment to Loan and Security Agreement, dated as of April 23, 2024, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.43 to the Annual Report on Form 10-K for the Year Ended December 31, 2023, filed with the SEC on April 24, 2024)
10.42	Pledge Agreement, dated as of May 14, 2019, by and between Cognical, Inc. and Midtown Madison Management LLC (incorporated by reference to Exhibit 10.34 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.43	Indemnity Guaranty, dated as of May 14, 2019, by and among Cognical, Inc., Cognical Holdings, Inc. and Midtown Madison Management LLC (incorporated by reference to Exhibit 10.35 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.44	Corporate Guaranty and Security Agreement, dated as of December 4, 2020, by and among Katapult Group, Inc., Katapult Holdings, Inc. and Midtown Madison Management LLC (incorporated by reference to Exhibit 10.36 to the Annual Report on Form 10-K for the Year Ended December 31, 2021, filed with the SEC on March 15, 2022)
10.45†	Seventeenth Amendment to Loan and Security Agreement, dated as of November 21, 2024, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., and Midtown Madison Management LLC, as administrative, payment and collateral agent and lender, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K filed with the SEC on November 26, 2024)
10.46	Limited Waiver and Amendment Agreement to Credit Agreement, dated as of June 3, 2025, by and among Katapult SPV-1 LLC, Katapult Group, Inc, Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K filed with the SEC on June 4, 2025)
10.47	Limited Waiver and Amendment Agreement to Credit Agreement, dated as of June 9, 2025, by and among Katapult SPV-1 LLC, Katapult Group, Inc, Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K filed with the SEC on June 9, 2025)
10.48†	Amended and Restated Loan and Security Agreement, dated as of June 12, 2025, by and among Katapult SPV-1 LLC, Katapult Group, Inc, Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K filed with the SEC on June 13, 2025)
10.49	Limited Waiver and Amendment Agreement to Credit Agreement, dated as of August 5, 2025, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.4 to Katapult’s Quarterly Report on Form 10-Q filed with the SEC on August 13, 2025)

Exhibit No.	Description
10.50	Limited Waiver and Amendment Agreement to Credit Agreement, dated as of September 15, 2025, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K filed with the SEC on September 16, 2025)
10.51	Limited Waiver and Amendment Agreement to Credit Agreement, dated as of September 29, 2025, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K filed with the SEC on September 29, 2025)
10.52	Limited Waiver and Amendment Agreement to Credit Agreement, dated as of October 13, 2025, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K filed with the SEC on October 14, 2025)
10.53	Limited Waiver and Amendment Agreement to Credit Agreement, dated as of October 20, 2025, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K filed with the SEC on October 20, 2025)
10.54	Limited Waiver and Amendment Agreement to Credit Agreement, dated as of October 27, 2025, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K filed with the SEC on October 27, 2025)
10.55	Limited Waiver and Amendment Agreement to Credit Agreement, dated as of October 29, 2025, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., Midtown Madison Management LLC and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K filed with the SEC on October 29, 2025)
10.56†	Limited Waiver and First Amendment to the Loan Agreement, dated November 2, 2025, between Katapult SPV-1 LLC, Katapult Group, Inc., the Company, Midtown Madison Management LLC, as administrative payment and collateral agent and lender, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K filed with the SEC on November 3, 2025)
10.57†	Series A Investment Agreement, dated November 3, 2025, between Katapult Holdings, Inc. and HHCF Series 21 Sub, LLC (incorporated by reference to Exhibit 10.2 to Katapult’s Form 8-K filed with the SEC on November 3, 2025)
10.58†	Series B Investment Agreement, dated November 3, 2025, between Katapult Holdings, Inc. and HHCF Series 21 Sub, LLC (incorporated by reference to Exhibit 10.3 to Katapult’s Form 8-K filed with the SEC on November 3, 2025)
10.59	Series A Registration Rights Agreement, dated November 3, 2025, between Katapult Holdings, Inc. and HHCF Series 21 Sub, LLC (incorporated by reference to Exhibit 10.4 to Katapult’s Form 8-K filed with the SEC on November 3, 2025)
10.60	Series B Registration Rights Agreement, dated November 3, 2025, between Katapult Holdings, Inc. and HHCF Series 21 Sub, LLC (incorporated by reference to Exhibit 10.5 to Katapult’s Form 8-K filed with the SEC on November 3, 2025)
10.61	Director Nomination Agreement, dated November 3, 2025, between Katapult Holdings, Inc. and HHCF Series 21 Sub, LLC (incorporated by reference to Exhibit 10.6 to Katapult’s Form 8-K filed with the SEC on November 3, 2025)
10.62	Form of Support Agreements (incorporated by reference to Exhibit 10.7 to Katapult’s Form 8-K filed with the SEC on November 3, 2025)
10.63	Waiver, dated as of November 13, 2025, by and among Katapult Holdings, Inc. and HHCF Series 21 Sub, LLC (and incorporated by reference to Exhibit 10.1 to Katapult’s Form 8-K filed with the SEC on November 14, 2025)

Exhibit No.	Description
10.64	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.1 of Katapult’s Current Report on Form 8-K, filed with the SEC on December 15, 2025)
10.65	Form of Support Agreement (incorporated by reference to Exhibit 10.2 of Katapult’s Current Report on Form 8-K, filed with the SEC on December 15, 2025)
10.66	Form of Stockholders Agreement (incorporated by reference to Exhibit 10.3 of Katapult’s Current Report on Form 8-K, filed with the SEC on December 15, 2025)
10.67*	First Amendment to Stockholders Agreement, dated June 17, 2026
10.68	Form of Aaron’s Contribution and Exchange Agreement (incorporated by reference to Exhibit 10.4 of Katapult’s Current Report on Form 8-K, filed with the SEC on December 15, 2025)
10.69	Form of CCFI Contribution and Exchange Agreement (incorporated by reference to Exhibit 10.5 of Katapult’s Current Report on Form 8-K, filed with the SEC on December 15, 2025)
10.70	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.6 of Katapult’s Current Report on Form 8-K, filed with the SEC on December 15, 2025)
10.71†
Limited Waiver and Second Amendment to Amended and Restated Loan and Security Agreement (incorporated by reference to Exhibit 10.7 of Katapult’s Current Report on Form 8-K, filed with the SEC on December 15, 2025)

10.72*	Side Letter to Merger Agreement, dated December 11, 2025, by and between HHCF Series 21 Sub, LLC and Katapult Holdings, Inc.
10.73†
Third Amendment and Limited Waiver to Amended and Restated Loan and Security Agreement (incorporated by reference to Exhibit 10.1 of Katapult’s Current Report on Form 8-K, filed with the SEC on June 3, 2026).

10.74*†
Fourth Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of August 23, 2024, by and among CCF OpCo LLC, as Borrower, the lenders from time to time party thereto and Veritex Community Bank, as administrative agent

10.75*†
Fifth Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of October 16, 2025, by and among CCF OpCo LLC, as Borrower, the lenders from time to time party thereto and Veritex Community Bank, as administrative agent

10.76*†
Fourth Amendment to Master Loan and Security Agreement, dated as of February 10, 2025, by and among TMX MP SPE, LLC, the lenders from time to time party thereto and BP Commercial Funding Trust II, Series SPL-XVI, a statutory series of BP Commercial Funding Trust II, as administrative agent

10.77*†
Fifth Amendment to Master Loan and Security Agreement, dated as of October 23, 2025, by and among TMX MP SPE, LLC, the lenders from time to time to time party thereto and BP Commercial Funding Trust II, Series SPL-XVI, a statutory series of BP Commercial Funding Trust II, as administrative agent

10.78**
Debt Commitment Letter, dated as of June 16, 2026, by and between TMX MP SPE, LLC, BasePoint Capital II, LLC, and BP Commercial Funding Trust II, Series SPL-XVI, a statutory series of BP Commercial Funding Trust II

10.79*†
First Amendment to Master Loan and Security Agreement, dated June 13, 2025 by and between Aaron’s Receivables, LLC, the Lenders from time to time party thereto, and BP Commercial Funding Trust III, Series SPL-VI, as administrative agent

10.80*†
Second Amendment to Master Loan and Security Agreement, dated October 23, 2025, by and between Aaron’s Receivables, LLC, the Lenders from time to time party thereto, and BP Commercial Funding Trust III, Series SPL-VI, as administrative agent

Exhibit No.	Description
10.81*†
Third Amendment to Master Loan and Security Agreement, dated December 19, 2025, by and between Aaron’s Receivables, LLC, the Lenders from time to time party thereto, and BP Commercial Funding Trust III, Series SPL-VI, as administrative agent

21.1	Subsidiaries of Registrant (incorporated herein by reference to Exhibit 21.1 to the Registration Statement on Form S-1 of Katapult Holdings, Inc. filed with the SEC on June 30, 2021)
23.1*	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.1 hereto)
23.2*	Consent of Ernst & Young LLP, independent registered public accounting firm of The Aaron’s Company, Inc.
23.3*	Consent of Grant Thornton, independent registered public accounting firm of Katapult Holdings, Inc.
23.4*	Consent of Elliott Davis, PLLC, independent registered public accounting firm of CCF Holdings LLC
23.5*	Consent of Elliott Davis, PLLC, independent registered public accounting firm of Aaron’s Intermediate Holdco, Inc.
24.1	Power of Attorney (included in the signature page hereof)
99.1*	Form of Katapult Holdings, Inc. Proxy Card
99.2*	Consent of Guggenheim Securities, LLC
99.3*	Consent of Kyle Hanson to serve as a director of Katapult Holdings, Inc.
99.4*	Consent of Jennifer Baldock to serve as a director of Katapult Holdings, Inc.
99.5*	Consent of Michael Heller to serve as a director of Katapult Holdings, Inc.
99.6*	Consent of Lynn DeVault to serve as a director of Katapult Holdings, Inc.
99.7*	Consent of Eugene Schutt to serve as a director of Katapult Holdings, Inc.
99.8*	Consent of William Jones to serve as a director of Katapult Holdings, Inc.
99.9*	Consent of Cory Miller to serve as a director of Katapult Holdings, Inc.
107*	Filing Fee Tables.

*
Previously filed.

**
Filed herewith.

#
Indicates management contract or compensatory plan or arrangement.

†
Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. Katapult hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

^
Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain information in this exhibit has been redacted because it is both not material and is the type of information that the registrant customarily and actually treats as private or confidential. Katapult hereby agrees to furnish a supplemental copy of the unredacted exhibit upon request by the SEC.

(b)
Financial Statements

The financial statements filed with this registration on Form S-4 are set forth on the Financial Statements Index and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas on July 2, 2026.
KATAPULT HOLDINGS, INC.
By:
/s/ Orlando Zayas

Name:
Orlando Zayas

Title:
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.
Signature	Title	Date
/s/ Orlando Zayas Orlando Zayas	Chief Executive Officer and Director (Principal Executive Officer)	July 2, 2026
* Nancy Walsh	Chief Financial Officer (Principal Financial Officer)	July 2, 2026
* Art Goss	Interim Chief Accounting Officer (Principal Accounting Officer)	July 2, 2026
* Don Gayhardt	Chairman of the Board of Directors	July 2, 2026
* Philip Key Bartow III	Director	July 2, 2026
* Gregory L. Zink	Director	July 2, 2026
* Derek Medlin	Director	July 2, 2026
* By /s/ Orlando Zayas Orlando Zayas Attorney-in-Fact